Other gains, net	12 Months Ended
Dec. 31, 2019
Other gains, net
Other gains, net

24.  Other gains, net

	2017	2018	2019
	RMB	RMB	RMB

Foreign currency exchange (losses)/gains	(1,721)	(22,103)	3,546
Gains on disposal of property, plant and equipment and intangible assets, net	16,430	47,309	14,911
Government grants	28,946	60,449	66,050
Other income from business cooperation arrangements with Yusheng	—	48,102	109,864
Gains from guarantee liabilities	—	2,462	34,782
VAT refund	—	71,505	82,107
Others	(12,079)	(26,610)	(5,478)

	31,576	181,114	305,782

The Group adopted ASC 606, from January 1, 2018, using the modified retrospective method. In accordance with ASC 606, VAT was presented on a net basis instead of on a gross basis under ASC 605, and VAT refund was recorded as other gains, net instead of revenue in the consolidated statements of comprehensive income/(loss) for the years ended December 31, 2018 and 2019.